Exhibit 99.1

ServiceSource Announces CEO Transition

Christopher M. Carrington Steps Down

Gary B. Moore Named CEO

DENVER—(BUSINESS WIRE)--Dec. 4, 2018— ServiceSource (NASDAQ: SREV), a global leader in outsourced inside sales, customer success and recurring revenue growth and retention solutions, today announced that Christopher M. Carrington has stepped down from his role as CEO. Effective today, Gary B. Moore, a member of the Company’s Board of Directors since November 2016 has been appointed CEO. Both Carrington and Moore will remain on the Company’s Board of Directors following the change.

“Chris has been a transformational leader for ServiceSource during his four years at the helm,” said Bruce Dunlevie, ServiceSource’s lead independent director. “Under his watch, the Company enhanced its value proposition, broadened its solution suite, diversified its end market mix and client base and strengthened its financial profile. We are thankful for his many contributions during his tenure and are appreciative for his ongoing involvement on the Board.”

“We have been fortunate to benefit from Gary’s leadership, guidance and oversight at the Board for the past two years,” continued Dunlevie. “In addition to his extensive professional experience and domain expertise, Gary has an intimate understanding of ServiceSource’s business model and market opportunity and is highly qualified to step in as CEO. On behalf of the Board and the ServiceSource team globally, we welcome Gary to this role as he leads the Company forward in its strategic transformation and positioning for the future.”

“I am enthusiastic and optimistic about ServiceSource’s strategy and the team we have in place to execute the Company’s ongoing transformation initiatives,” said Moore. “ServiceSource is uniquely able to address a clear and compelling market need as companies reimagine their B2B customer journey experiences in a digital era. I am honored to lead our talented employees and to have the opportunity to work with the entire senior leadership team, including our three newest leaders—CFO Rich Walker, COO Debbie Dunnam, and Chief Marketing and Growth Officer Denzil Samuels—as we ensure the Company is best-positioned to serve our clients.”

“I am proud of the progress our people have made to transform and reposition the Company in recent years,” said Carrington. “Through my ongoing involvement on the Board, I look forward to supporting Gary, the leaders on his team and the more than 3,700 ServiceSource employees who support our global clients’ transformation of their B2B customer engagement models.”

Mr. Carrington’s departure is not related to any disagreements regarding strategy, financial disclosures, accounting or legal matters.

About Gary B. Moore

Moore has been a member of the ServiceSource Board of Directors since November 2016, including his appointment to Executive Chairman in November 2018. Previous to ServiceSource, Moore served most recently from October 2012 to June 2015 as President and COO of Cisco Systems, Inc. Prior to his promotion to this role, Moore was named the first COO in Cisco’s history in 2011. Moore joined Cisco in 2001 as Senior Vice President of the Advanced Services Division and ultimately went on to lead Cisco Global Services, where he inspired a team that more than tripled the business to nearly $10 billion over a decade. Prior to joining Cisco, Moore was President and CEO of Netigy, a network consulting business.

Moore began his career in 1973 at Electronic Data Systems (EDS) where he held a number of executive roles over a 26-year career. Among his many contributions, Moore created and led EDS’ global E-solutions business unit to more than $2 billion revenue and over 20,000 employees. Additionally, Moore was a member of EDS’ Global Operations Council where he was responsible for multiple business units, including manufacturing, retail and distribution customers globally. Moore also led the formation of EDS’s JV with Hitachi Limited, Hitachi Data Systems, where he was the founding President and CEO during its initial three years of operations.

Moore also serves on the boards of Finjan Holdings, Inc. (NASDAQ: FNJN) and KLA-Tencor Corporation (NASDAQ: KLAC).

Forward-Looking Statements

This press release contains forward-looking statements, including statements regarding our expectations for financial and operational performance, whether our go-forward model will produce anticipated benefits, and whether our improved execution and emerging capabilities will translate into desired results. These forward-looking statements are based on our current assumptions and beliefs, and involve risks and uncertainties that could cause our results to differ materially from our forward-looking statements. Those risks and uncertainties include: potential revision to the preliminary third quarter results, including as a result of the completion of our financial closing procedures and review by independent auditors; a decline in client renewals, the loss of one or more of our key clients or the contraction in our revenue from one or more of our key clients, in each case resulting in churn, or our clients not expanding their relationships with us; the risk of problems implementing our technologies or that our technologies will not meet customer expectations; that the market for our solution is underdeveloped and may not grow; errors in estimates as to the renewal rate improvements and/or service revenue we can generate for our customers; changes in market conditions that impact our ability to sell our solutions and/or generate service revenue on our customers’ behalf; the possibility that our estimates of service revenue, opportunity under management, and other metrics may prove inaccurate; our ability to keep customer data and other confidential information secure; our ability to adapt our solution to changes in the market or new competition; problems encountered by our clients in their business that may cause them to cancel or reduce their business with us; our ability to achieve our expected benefits from international expansion; economic or other adverse events or conditions affecting the technology industry; our ability to protect our intellectual property rights; the risk of claims that our offerings infringe the intellectual property rights of others; and other risks and uncertainties described more fully in our periodic reports filed with the Securities and Exchange Commission, which can be obtained online at the Commission’s website at http://www.sec.gov. All forward-looking statements in this press release are based on information currently available to us, and except as may be legally required we assume no obligation to update these forward-looking statements.

About ServiceSource

ServiceSource International, Inc. (NASDAQ:SREV) helps the world’s leading brands grow closer to their customers. As a global leader in outsourced inside sales, customer success and recurring revenue growth and retention solutions, ServiceSource expands customer lifetime value by helping companies to more efficiently and effectively find, convert, grow and retain their B2B customer relationships. Trusted by global market leaders in the cloud/XaaS, software, technology hardware, medical device & diagnostic equipment and industrial IoT sectors, ServiceSource sells, manages or renews $9 billion of revenue annually on behalf of its clients. Leveraging a robust technology suite, predictive data models and more than 3,000 revenue delivery professionals speaking 45 languages, only ServiceSource brings to market nearly 20 years of expertise and the ability to drive recurring revenue growth to more than 170 countries. To learn more, visit www.servicesource.com.

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Trademarks

ServiceSource®, and any ServiceSource product or service names or logos above are trademarks of ServiceSource International, Inc. All other trademarks used herein belong to their respective owners.

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Source: ServiceSource International, Inc.

Investor Relations Contact for ServiceSource

Chad Lyne, 720-889-8784

clyne@servicesource.com

Media Contact for ServiceSource

Nick Herff, 815-861-8864

nherff@servicesource.com